                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     SERIES 2005-SD1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[113,516,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-SD1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                    TRUSTEE

                                OCTOBER [3], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     SERIES 2005-SD1
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

COLLATERAL ANALYSIS: MLMI 2005-SD1

                                             (deal as a whole)
                                Wtd Avg          Percent of     Wtd Avg         Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High   LTV   Current Balance   Current Balance     GWAC    % MI   FICO      DTI      LTV    % SFD
--------  ---------   ---   ---------------   ---------------     ----    ----   ----      ---      ---    -----
     500       524   > 65%         70,851           5.71         8.114   11.50    515     47.13    88.11   80.2
     525       549   > 65%         63,426           5.61         8.285    2.15    537     43.59    84.63   75.51
     550       574   > 65%         60,883           8.71         7.947    2.48    562     42.91    84.33   85.42
     575       599   > 70%         52,125          14.91         8.807    0.00    588     40.47    90.48   82.2
     600       624   > 70%         92,445          10.10         7.091    0.00    611     42.64    84.21   79.29
     625       649   > 70%        162,334          13.51         6.694    2.30    638      42.1    82.17   74.75
     650       674   > 80%         70,983           1.97         7.922   16.94    661     43.75    95.77   74.87
     675       699   > 80%        114,821           1.89         7.400   12.63    684      49.8    91.56   56.34
     700       724   > 80%        165,252           1.43         7.031    9.49    707     42.69    93.56   85.76
     725       749   > 85%        131,163           1.02         7.953   19.18    734     40.49    93.07   71.35
     750       774   > 85%         54,355           0.33         7.744   42.95    757       0      91.02   21.23
     775       799   > 85%        171,812           0.30         6.088    0.00    793       0      95.59    100
     800  max        > 85%         61,846           0.05         8.990    0.00    804       0      95.00    100

                                Wtd Avg
FICO Low  FICO High   LTV   Current Balance  % PUD  % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only
--------  ---------   ---   ---------------  -----  -----------  ----------  ---------  ------------  ----------
     500       524   > 65%         70,851    3.93      92.91        73.00       5.49        9.11         8.00
     525       549   > 65%         63,426    13.54     100.00       75.92      10.89       11.26         0.00
     550       574   > 65%         60,883    1.13      95.64        64.82       5.22       27.72         2.52
     575       599   > 70%         52,125    10.47     99.27        84.12       5.86        9.56         3.36
     600       624   > 70%         92,445    11.41     95.92        56.98       4.94       35.15         0.82
     625       649   > 70%        162,334    12.02     99.67        37.25      12.77       47.08         8.49
     650       674   > 80%         70,983    3.16      93.67        74.68       8.87       15.41         0.00
     675       699   > 80%        114,821    11.25     80.69        32.17       0.00       57.17         0.00
     700       724   > 80%        165,252    3.18      97.13        87.34       9.49        3.18         57.35
     725       749   > 85%        131,163    0.00      96.57        48.61       0.00       51.39         34.24
     750       774   > 85%         54,355    0.00      79.35        58.12      16.41        0.00         0.00
     775       799   > 85%        171,812    0.00      100.00      100.00       0.00        0.00        100.00
     800  max        > 85%         61,846    0.00      100.00      100.00       0.00        0.00         0.00

                                Wtd Avg         Percent of    Wtd Avg          Wtd Avg  Wtd Avg  Wtd Avg
LTV Low  LTV High     DTI   Current Balance  Current Balance    GWAC    % MI    FICO      DTI      LTV    % SFD
-------  --------     ---   ---------------  ---------------    ----    ----    ----      ---      ---    -----
    60%      64%   > 49.9%
    65%      69%   > 49.9%        256,174           0.22        6.450    0.00     558     50.64    65.00    100
    70%      74%   > 49.9%        115,407           0.10        10.000   0.00     523     53.78    70.00    100
    75%      79%   > 49.9%        228,541           0.40        6.573    0.00     606     51.03    78.57   64.62
    80%      84%   > 49.9%        237,346           3.09        6.146    0.00     618     51.72    80.83   81.89
    85%      89%   > 49.9%        427,983           0.37        6.250    0.00     560     54.94    88.45    100
    90%      94%   > 49.9%        205,646           0.36        6.605    0.00     621     51.39    90.00    100
    95%      99%   > 49.9%
   100%  max       > 49.9%

                                Wtd Avg
LTV Low  LTV High     DTI   Current Balance  % PUD   % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only
-------  --------     ---   ---------------  -----   -----------  ----------  ---------  ------------  ----------
    60%      64%   > 49.9%
    65%      69%   > 49.9%        256,174     0.00       100.00      100.00       0.00        0.00         0.00
    70%      74%   > 49.9%        115,407     0.00       100.00      100.00       0.00        0.00         0.00
    75%      79%   > 49.9%        228,541     0.00       100.00      100.00       0.00        0.00         0.00
    80%      84%   > 49.9%        237,346     10.09      100.00       82.89       8.14        8.97         0.00
    85%      89%   > 49.9%        427,983     0.00       100.00      100.00       0.00        0.00         0.00
    90%      94%   > 49.9%        205,646     0.00       85.79       100.00       0.00        0.00         0.00
    95%      99%   > 49.9%
   100%  max       > 49.9%

                              Wtd Avg         Percent of    Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
DTI Low  DTI High  FICO   Current Balance  Current Balance    GWAC   % MI   FICO      DTI      LTV    % SFD
-------  --------  ----   ---------------  ---------------    ----   ----   ----      ---      ---    -----
    20%      24%   < 525
    25%      29%   < 550
    30%      34%   < 575        272,425          0.47        6.598   0.00    569     31.37    79.47    100
    35%      39%   < 600        171,183          1.04        7.047   0.00    579     37.32    83.45   86.35
    40%      44%   < 625        217,711          4.53        6.598   0.00    589      42.8    80.11   85.07
    45%      49%   < 650        245,014          6.80        6.367   0.00    604      47.1    79.34   81.74
    50%      54%   < 675        253,846          5.06        6.302   0.00    608     51.65    80.76   86.19
    55%  max       < 700

                              Wtd Avg
DTI Low  DTI High  FICO   Current Balance  % PUD  % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only
-------  --------  ----   ---------------  -----  -----------  ----------  ---------  ------------  ----------
    20%      24%   < 525
    25%      29%   < 550
    30%      34%   < 575        272,425    0.00      100.00      100.00       0.00        0.00         0.00
    35%      39%   < 600        171,183    13.65     100.00       71.39       0.00       28.61         0.00
    40%      44%   < 625        217,711    8.82      98.09        59.43       0.00       40.57         0.00
    45%      49%   < 650        245,014    12.48     98.32        41.87       8.56       49.57         0.00
    50%      54%   < 675        253,846    6.15      100.00       86.18       4.96        8.86         0.00
    55%  max       < 700

LIMITED AND STATED DOC

                         Wtd Avg         Percent of    Wtd Avg         Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Current Balance  Current Balance    GWAC    % MI   FICO      DTI      LTV    % SFD  % PUD
--------  ---------  ---------------  ---------------    ----    ----   ----      ---      ---    -----  -----
     500       524          87,501          0.83        7.819   14.90    516       0      90.38   83.31   1.79
     525       549         110,238          1.24        8.265    4.00    536     40.05    80.61   65.36   0.00
     550       574         132,385          2.87        7.742    5.40    562     38.73    80.53   84.52   0.00
     575       599         129,708          2.70        8.039    0.00    586     36.55    83.17   90.24   9.10
     600       624         200,441          5.04        6.774    0.00    612     43.22    77.63   70.71   23.14
     625       649         228,804          8.33        6.666    3.73    639     43.33    81.12   68.85   13.56
     650       674         174,636          4.39        6.437    6.17    662     41.31    81.04   78.49   2.03
     675       699         217,174          4.71        6.780    3.34    686     38.41    79.60   76.9   10.36
     700       724         189,512          2.46        6.509    5.51    712     41.36    79.57   75.19   1.85
     725       749         202,074          1.75        6.578    9.20    735     37.57    82.49   92.63   0.00
     750       774         114,642          0.20        7.395    0.00    766     30.31    85.15    100   0.00
     775       799         390,510          0.68        6.387    0.00    786     45.54    80.00    100   0.00
     800  max              124,600          0.11        7.500    0.00    804       0      64.92    100   0.00

                         Wtd Avg
FICO Low  FICO High  Current Balance  % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only   % CA   % NY   % FL
--------  ---------  ---------------  -----------  ----------  ---------  ------------  ----------   ----   ----   ----
     500       524          87,501       100.00       0.00       37.61       62.39         0.00      30.00   0.00   0.00
     525       549         110,238       100.00       0.00       49.16       50.84         0.00      12.09   0.00   2.64
     550       574         132,385       90.87        0.00       15.85       84.15         3.60      28.34   8.71  12.64
     575       599         129,708       98.06        0.00       32.37       67.63         0.00      30.69   0.00  22.75
     600       624         200,441       99.64        0.00       11.01       88.99         0.00      65.82   0.00  17.91
     625       649         228,804       99.84        0.00       20.71       79.29         6.24      74.90   6.99   3.74
     650       674         174,636       100.00       0.00       12.86       87.14         14.01     81.53   0.00   0.69
     675       699         217,174       91.57        0.00        4.78       95.22         0.00      69.73   7.79   0.00
     700       724         189,512       94.68        0.00        7.21       92.79         5.51      63.84   3.20   5.51
     725       749         202,074       92.63        0.00       12.67       87.33         25.30     66.41   9.20  17.02
     750       774         114,642       100.00       0.00       27.22       72.78         0.00     100.00   0.00   0.00
     775       799         390,510       100.00       0.00        0.00       100.00        56.34    100.00   0.00   0.00
     800  max              124,600       100.00       0.00       100.00       0.00         0.00       0.00   0.00   0.00


IO LOANS

                         Wtd Avg         Percent of    Wtd Avg         Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Current Balance  Current Balance    GWAC   % MI    FICO      DTI      LTV    % SFD  % PUD
--------  ---------  ---------------  ---------------    ----   ----    ----      ---      ---    -----  -----
     500       524         527,250       0.46            6.500   0.00     510       0      95.00    100   0.00
     525       549
     550       574         126,538       0.22            7.118   0.00     561       0      81.95   47.06   0.00
     575       599         288,875       0.50            6.750   0.00     594       0      84.73     0    86.52
     600       624          95,366       0.08            7.350   0.00     612       0      90.00    100   0.00
     625       649         330,833       1.15            6.025   0.00     637       0      78.57   84.7   0.00
     650       674         315,353       1.09            5.874   0.00     669       0      79.85    100   0.00
     675       699         665,000       0.58            6.250   0.00     698       0      70.00    100   0.00
     700       724         315,917       0.82            7.062  16.54     708       0      92.70   83.46   0.00
     725       749         255,600       0.44            7.364   0.00     733       0      87.90    100   0.00
     750       774
     775       799         261,208       0.68            6.033   0.00     786       0      86.84    100   0.00
     800  max

                         Wtd Avg
FICO Low  FICO High  Current Balance  % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only   % CA   % NY    % FL
--------  ---------  ---------------  -----------  ----------  ---------  ------------  ----------   ----   ----    ----
     500       524         527,250        100.00      100.00       0.00        0.00        100.00   100.00   0.00    0.00
     525       549
     550       574         126,538        100.00       52.94       0.00       47.06        100.00     0.00   0.00    0.00
     575       599         288,875        100.00      100.00       0.00        0.00        100.00     0.00   0.00    0.00
     600       624          95,366        100.00      100.00       0.00        0.00        100.00     0.00   0.00  100.00
     625       649         330,833        100.00       54.66      45.34        0.00        100.00    45.34   0.00    0.00
     650       674         315,353        100.00       43.76      24.28       31.96        100.00    88.01   0.00    0.00
     675       699         665,000        100.00      100.00       0.00        0.00        100.00   100.00   0.00    0.00
     700       724         315,917        100.00       83.46      16.54        0.00        100.00     0.00   0.00   16.54
     725       749         255,600        100.00       0.00       20.93       79.07        100.00    79.07   0.00   20.93
     750       774
     775       799         261,208        100.00       43.85       0.00       56.15        100.00    56.15   0.00    0.00
     800  max